LETTER TO THE SHAREHOLDERS OF THE JPM PIERPONT EUROPEAN EQUITY FUND

February 18, 1997

Dear Shareholder:

We are pleased to report that The JPM Pierpont European Equity Fund produced strong absolute returns for the period ended December 31, 1996.

In a challenging investment environment, made complex by the varying economic, political and business cycles among the European countries, the Fund returned 17.15% for the period versus 18.15% for the MSCIEurope Index (its benchmark).

The Fund's net asset value increased from $10.00 per share at the beginning of its operations to $11.61 by December 31, 1996. The Fund's net assets were $2.1 million at the end of the reporting period. The net assets of The European Equity Portfolio, in which the Fund invests, totaled approximately $690.1 million on December 31, 1996.

In addition to the performance and allocation highlights within this report, we have also provided a portfolio manager Q&A with Paul A. Quinsee, a member of the Fund's portfolio management team. This interview is designed to address commonly asked questions regarding the Portfolio and the markets in which it invests. Paul also discusses major decisions affecting the Portfolio during the fiscal year just past, as well as an outlook and strategy for the months ahead.

As always, we welcome your comments and questions or any suggestions as to how we can improve the financial reports we prepare for you. Please call J.P. Morgan Funds Services, toll free, at (800) 521-5411.

Sincerely yours,


/s/ Evelyn E. Guernsey

Evelyn E. Guernsey
J.P. Morgan Funds Services

TABLE OF CONTENTS



LETTER TO THE SHAREHOLDERS . . . . . . . . . . . 1

FUND PERFORMANCE . . . . . . . . . . . . . . . . 2


PORTFOLIO MANAGER Q&A. . . . . . . . . . . . . . 3

FUND FACTS AND HIGHLIGHTS. . . . . . . . . . . . 7

SPECIAL FUND-BASED SERVICES. . . . . . . . . . . 8

FINANCIAL STATEMENTS . . . . . . . . . . . . . .10

FUND PERFORMANCE

EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance record. One approach is to take a look at the growth of a hypothetical investment of $100,000 (the minimum investment in the Fund). The chart at right shows that $100,000 invested in the Fund on February 29, 1996* would have grown to $117,150 on December 31, 1996.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows you what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $100,000 SINCE INCEPTION*
FEBRUARY 29, 1996 - DECEMBER 31, 1996

[Line Graph]

[FOLLOWING IS AN EDGAR REPRESENTATION OF THE POINTS IN LINE GRAPH]


                           JPM Pierpont
                          European Equity          MSCI Europe Index
                        -------------------      ---------------------
Inception*                  $100,000                     $100,000
12/31/96                    $117,150                     $118,149
----------------------------------------------------------------------



PERFORMANCE                                         TOTAL RETURNS
                                             -----------------------------------
                                             THREE       SIX      SINCE
AS OF DECEMBER 31, 1996                      MONTHS    MONTHS   INCEPTION*
--------------------------------------------------------------------------------
The JPM Pierpont European Equity Fund        9.74%     12.40%    17.15%

MSCI Europe Index                            9.59%     13.77%    18.15%

Lipper Universe Average                      8.70%     10.45%    18.29%

* THE JPM PIERPONT EUROPEAN EQUITY FUND'S RETURNS INCLUDE HISTORICAL RETURNS OF THE JPM INSTITUTIONAL EUROPEAN EQUITY FUND FROM FEBRUARY 29, 1996 THROUGH
MAY 13, 1996. THE MSCI EUROPE INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS MAY NOT DIRECTLY INVEST. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING
RESOURCE FOR MUTUAL FUND DATA. NO REPRESENTATION IS MADE THAT INFORMATION GATHERED FROM THIS SOURCE IS ACCURATE OR COMPLETE.

Portfolio manager Q&A

[PHOTO]

Following is an interview with PAUL A. QUINSEE, VICE PRESIDENT, who is a member of the portfolio management team for The European Equity Portfolio, in which the Fund invests. Paul joined Morgan in 1992 as an international equity portfolio manager. Previously, he worked for five years as an equity portfolio manager with CitiBank and for two years with Schroder Capital Management in London. This interview was conducted on February 3, 1997 and reflects Paul's views on that date.

THE MSCI EUROPE INDEX POSTED POSITIVE RESULTS EACH QUARTER OF THE YEAR, FINISHING THE ANNUAL PERIOD WITH A STRONG RETURN. WHAT WERE THE PRIMARY REASONS FOR EUROPE'S ADVANCE -- WAS IT DRIVEN BY A FEW LARGE COUNTRIES, OR DID THE REGION AS A WHOLE PERFORM STRONGLY?

PAQ: It was indeed a very strong year for the European markets overall with the average gaining 21% in U.S. dollar terms. The strongest returns came from some of the smaller markets -- for example, Spanish stocks gained 40%, Sweden was up 37%, and Finland gained 34%. Some of the Scandinavian markets were also very strong performers.

  The markets were strong for several reasons. First, after a number of difficult years, investors began to look forward to a better environment for corporate profits in Europe. There were also increasing signs throughout the year that growth in Europe was recovering.

  Second, although growth picked up long-term, interest rates continued to come down -- particularly in those countries that were perceived as converging towards Germany for Economic &Monetary Union (EMU) inclusion. Also, the traditional premium paid to raise money -- by the Italian and Spanish governments, for example -- fell sharply during the year. Overall, falling long-term interest rates were an additional positive to the region.

  Perhaps the biggest surprise for us, however, was the extent to which companies in Europe moved to restructure their businesses. Last year, across the entire European region, we saw an unprecedented wave of mergers, spin-offs, and acquisitions -- together with cost-cutting programs -- particularly in some of the continental countries where we haven't seen this type of activity before. All of the major markets participated in the gains, with the strongest moves coming from the markets I previously outlined.

  The European currencies, overall, were slightly weak versus the U.S. dollar; however, there were considerable variations within that. On the one hand, the currencies of the core countries -- Germany, Switzerland, and France -- were weak against the U.S.dollar. On the other hand, the lira and pound sterling appreciated tremendously. But, overall, it was a very good year for European markets.

SPAIN WAS THE BEST-PERFORMING EQUITY MARKET IN THE MSCI EUROPE INDEX. CAN YOU PROVIDE SPECIFIC REASONS AS TO WHY?

PAQ: The appreciation of Spanish stocks came as a result of the prevailing falling-rate scenario I just mentioned. Spain is seen as one of the countries highly likely to qualify for EMU inclusion in 1999. If that happens, then investors are anticipating further declines in Spanish long-term interest rates.With so much of the Spanish stock market consisting of banks and utilities -- which are particularly sensitive to long-term rates -- these developments had a very positive impact on its market. We also saw, as the year went on, increasing signs of participation in the market by local investors, both private and institutional. This is a trend we expect will continue across the Continental region.

THE U.K. WAS ANOTHER STRONG PERFORMER IN 1996, AS CORPORATE RESTRUCTURING AND ECONOMIC GROWTH HELPED ADVANCE ITS MARKET. DO YOU FORESEE THIS TREND CONTINUING IN 1997 FOR THE U.K.? WILL THE ECONOMIC AND BUSINESS CYCLES OF OTHER MSCIEUROPE COUNTRIES "CATCH-UP," SO TO SPEAK, WITH THE U.K.'S GROWTH?

PAQ: Actually, in local currency terms -- that is, before the market return is measured in U.S. dollars -- the U.K. market was relatively dull last year, gaining only 15% versus the European average, which was over 20%. The reason the U.K.'s return was so strong in dollar terms was due to the appreciation of pound sterling.

  The British economy is much more advanced in its recovery than other European countries, and because of its advanced stage of the cycle, the Bank of England began to tighten monetary policy towards the end of the year. In anticipation of further tightening -- combined with the fact that long-term interest rates in the U.K. became higher than virtually anywhere else in Europe -- we saw capital flowing into sterling markets. Of course, the British currency then appreciated sharply against the dollar and the deutschmark. This produced a gain of only about 15% in local currency terms but provided a gain of nearly 30% in U.S. dollars.

  Looking forward, we expect the U.K. to perform in line with the rest of Europe. U.K. stocks offer reasonably good value, after having lagged the average for much of the last two years. We also expect, however, the strength in pound sterling and the tight monetary policy to continue, which would be depressing factors for the U.K.'s market. In addition, there's a lot of uncertainty caused by the general election that has to be held in the U.K. by the end of April.

GERMAN EQUITIES LAGGED MOST OTHER EUROPEAN MARKETS FOR THE YEAR, EVEN AS COMPANIES THERE MADE PROGRESS TO IMPROVE CORPORATE EFFICIENCY. WHAT WAS THE REASON FOR GERMANY'S COMPARATIVELY LACKLUSTER YEAR?

PAQ: Perhaps in Germany, more than anywhere else, we saw signs of corporate restructuring and the high profile spin-offs, mergers, and cost-cutting programs mentioned earlier. For example, cost-cutting came from Hoechst, the chemical company, and from automotive and aerospace manufacturing company Daimler Benz, when it moved to close down its unprofitable aerospace subsidiary. That, together with growing local interest in stocks, helped advance the German market for the year. It was more the correction of the previously over-valued deutschmark, therefore, that considerably reduced investment returns for German stocks.

ITALY AND SWITZERLAND WERE THE TWO WORST-PERFORMING EQUITY MARKETS IN 1996. WERE SIMILAR DYNAMICS NEGATIVELY EFFECTING THESE MARKETS?

PAQ: Different factors drove Italy and Switzerland. The Swiss market, like Germany, actually, had a perfectly respectable return, in local currency terms, as the Swiss franc was very weak for the year. The franc had been over-valued for a while, but then that situation was finally corrected. As a result, virtually all of the local currency gains in Switzerland were offset by the weakness of the franc. Many of Switzerland's big multinational companies -- particularly in the drug sector -- actually performed well for the year. We saw, for example, in March the merger of Ciba and Sandoz to form Novartis, the world's second largest drug company. This merger had a very positive impact on the stock prices of those companies at the time.

  In Italy, meanwhile, the market was held back for the year, as monetary and fiscal policy actually remained pretty tight. So tight fiscal policy for the year had a depressing effect on the local economy, although interest rates did come down in Italy as the year went on.

CAN YOU BRIEFLY EXPLAIN EMU AND THE RAMIFICATIONS IT WILL HAVE ON EUROPEAN EQUITY MARKETS?

PAQ: The EMU is a tremendously complex issue -- and one that we have spent a lot of time researching. To summarize it very briefly, it is expected that a number of countries in Europe, after 1999, will share a common currency -- and, therefore, a common monetary policy -- rather than operate within a system of individual national currencies. If this happens it means that the economies within that union become much more like each other. Although long-term interest rates will continue to be different country by country -- because investor views regarding the credit risk of different countries will vary -- short-term interest rates of these converging countries will be very close to the same level. And inflation, of course, will be virtually the same across the region.

  This progress toward EMU has had a much more dramatic influence on the bond markets than the stock markets, particularly with the enormous reductions in the premiums paid by the Italian and Spanish governments over the past three or four years, compared to Germany. The impact on the stock markets, however, is a little less clear-cut at this point.

  Generally, falling long-term interest rates, particularly declines in real rates, are good for stock prices. On the other hand, in the core countries, we've seen a weakness in the deutsche mark, which is positive for the big exporting companies in Germany, as well as its neighbors.

  So long term, there are pluses. Near term, of course, the efforts the governments are taking to control their spending, via tight fiscal policies, are reducing the pace of economic recovery across Europe. Those are, to some extent, being offset by more relaxed monetary policies and are not having a particularly serious negative impact on the stock markets at this time.

ALTHOUGH THE FUND PRODUCED STRONG, POSITIVE RETURNS FOR THE PERIOD, IT UNDERPERFORMED ITS BENCHMARK. IN GENERAL, IS IT MORE DIFFICULT TO OUTPERFORM A RISING MARKET -- OR WERE THERE SPECIFIC STOCK- AND COUNTRY-SELECTION DECISIONS THAT NEGATIVELY IMPACTED PERFORMANCE?

PAQ: Although returns were strong last year, we generally did not perform quite as well in Europe as we would have hoped. Stock selection was positive in many of the Continental countries. Our analysts were successful in identifying attractive companies in Germany, where the Portfolio's holdings in BASF, for example, performed particularly well. In Switzerland, too, positions held in the former Novartis partners benefitted the Fund as those stocks rose up sharply after the merger announcement. Stock selection also made a significant positive contribution in Italy, where we avoided many of the problem banks and did particularly well with our choices in the telecommunications sector.

  In the U.K., however, we matched rather than beat the market's performance in a number of holdings because we believe the Portfolio has yet to realize their value potential. Also country decisions made only a slight contribution to performance. Particularly of benefit were our decisions to emphasize some of the stronger performing continental markets and down-play the U.K.

MOVING INTO 1997, HOW ARE YOU POSITIONING THE PORTFOLIO -- WHICH MARKETS AND/OR INDUSTRIES DO YOU BELIEVE WILL ADD MOST VALUE?

PAQ: Moving into 1997, we believe that, overall, European equity markets are reasonably valued rather than downright cheap, after the strong gains we've seen over the last year or so. We do, however, think, that on a relative basis, European stocks continue to offer better value than either the U.S. or Japanese markets.

  We think the environment in Europe remains pretty positive. No upward pressure on interest rates, with the exception of the U.K., with economic growth continuing to recover as the year goes by. We think the best value is still in the major continental markets, specifically Germany and France. We also increased the Portfolio's exposure to Italy, as it lagged last year. We also like some of the smaller Scandinavian markets, particularly Norway and Finland.

  And of course, our analysts are always continuing to look for the undervalued stocks of all European markets for investment by the Portfolio. Over time, we expect to be able to improve on return offered by European equity markets through careful research-driven stock selection.

FUND FACTS

INVESTMENT OBJECTIVE

The JPM Pierpont European Equity Fund seeks to provide a high total return from a portfolio of equity securities of European companies. It is designed for investors who want an actively managed portfolio of European equity securities that seeks to outperform the MSCI Europe Index, which is comprised of more than 500 companies in fourteen European countries. As an international investment, the Fund is subject to foreign market, political and currency risks.

--------------------------------------------------
COMMENCEMENT OF OPERATIONS
5/13/96

--------------------------------------------------
NET ASSETS AS OF 12/31/96
$2,071,957

--------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/24/97

EXPENSE RATIO

The Fund's annualized expense ratio of 1.42% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
ALL DATA AS OF DECEMBER 31, 1996

COUNTRY ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[GRAPH]    UNITED KINGDOM      31.4%
           GERMANY             16.0%
           FRANCE              15.5%
           NETHERLANDS          6.2%
           SWITZERLAND          6.1%
           SPAIN                5.6%
           ITALY                5.4%
           OTHER COUNTRIES     13.8%





LARGEST HOLDINGS                     % OF TOTAL INVESTMENTS

BRITISH PETROLEUM COMPANY PLC(U.K.)          2.2%

NOVARTIS AG (SWITZERLAND)                    1.9%

HSBC HOLDINGS PLC (U.K.)                     1.8%

DEUTSCHE TELEKOM (GERMANY)                   1.7%

GLAXO WELLCOME PLC (U.K.)                    1.7%

SPECIAL FUND-BASED SERVICES

PIERPONT ASSET ALLOCATION SERVICE (PAAS)

For many investors, a diversified portfolio -- including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:

 - create and maintain an asset allocation that is specifically targeted at meeting their most critical investment objectives;

 - make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends;

 - make investments through The JPMPierpont Funds, a family of diversified mutual funds.

PAAS is available to clients who invest a minimum of $500,000 in The JPMPierpont Funds.

IRA MANAGEMENT SERVICE

As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, The JPMPierpont Funds provide an excellent way to help you accumulate long-term wealth for retirement.

KEOGH

In early 1995, Morgan introduced a Keogh program for its clients. Keoghs provide another excellent vehicle to help individuals who are self-employed or are employees of unincorporated businesses to accumulate retirement savings. A Keogh is a tax-deferred pension plan that can allow you to contribute the lesser of $30,000 or 25% of your annual earned gross compensation. The JPMPierpont Funds can help you build a comprehensive investment program designed to maximize the retirement dollars in your Keogh account.

FUNDS DISTRIBUTOR, INC. IS THE DISTRIBUTOR FOR THE JPM PIERPONT EUROPEAN EQUITY FUND (THE "FUND").

MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN")SERVES AS PORTFOLIO INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT FOR CUSTOMERS. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND CAN FLUCTUATE, SO AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance data quoted herein represent past performance. Please remember that past performance is not a guarantee of future performance. Fund returns are net of fees, assume the reinvestment of Fund distributions and reflect the reimbursement of certain Fund expenses as described in the Prospectus. Had expenses not been subsidized, returns would have been lower. The Fund invests all of its investable assets in The European Equity Portfolio (the "Portfolio"), a separately registered investment company which is not available to the public but only to other collective investment vehicles such as the Fund. The Portfolio invests in foreign securities which are subject to special risks; prospective investors should refer to the Fund's Prospectus for a discussion of these risks.

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES OF THE PROSPECTUS BY CALLING J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.

THE JPM PIERPONT EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
Investment in The European Equity Portfolio
  ('Portfolio'), at value                          $2,106,731
Receivable for Expense Reimbursements                  31,385
Deferred Organization Expenses                         14,831
Receivable for Shares of Beneficial Interest Sold       7,500
Other Assets                                              747
                                                   ----------
    Total Assets                                    2,161,194
                                                   ----------

LIABILITIES
Organization Expenses Payable                          17,000
Shareholder Servicing Fee Payable                         347
Accrued Trustees' Fees and Expenses                       187
Administrative Services Fee Payable                        44
Administration Fee Payable                                  6
Fund Services Fee Payable                                   2
Accrued Expenses                                       71,651
                                                   ----------
    Total Liabilities                                  89,237
                                                   ----------

NET ASSETS
Applicable to 178,392 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $2,071,957
                                                   ----------
                                                   ----------
Net Asset Value, Offering and Redemption Price
  Per Share                                            $11.61
                                                        -----
                                                        -----

ANALYSIS OF NET ASSETS
Paid-in Capital                                    $1,938,555
Undistributed Net Investment Loss                        (644)
Accumulated Net Realized Loss on Investment and
  Foreign Currency Transactions                        (1,234)
Net Unrealized Appreciation of Investment and
  Foreign Currency Translations                       135,280
                                                   ----------
    Net Assets                                     $2,071,957
                                                   ----------
                                                   ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 13, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $1,455)                                  $  6,499
Allocated Interest Income                                          363
Allocated Portfolio Expenses                                    (3,465)
                                                              --------
    Net Investment Income Allocated from
      Portfolio                                                  3,397

FUND EXPENSES
Registration Fees                                  $ 42,196
Printing Expenses                                    14,725
Transfer Agent Fees                                  13,543
Professional Fees                                    11,419
Amortization of Organization Expenses                 2,169
Shareholder Servicing Fee                             1,002
Trustees' Fees and Expenses                             194
Administrative Services Fee                             125
Administration Fee                                       17
Fund Services Fee                                        12
Miscellaneous                                           750
                                                   --------
    Total Fund Expenses                              86,152
Less: Reimbursement of Expenses                     (83,928)
                                                   --------

NET FUND EXPENSES                                                2,224
                                                              --------
NET INVESTMENT INCOME                                            1,173

NET REALIZED LOSS ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO                (3,996)

NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY TRANSLATIONS
  ALLOCATED FROM PORTFOLIO                                     135,280
                                                              --------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $132,457
                                                              --------
                                                              --------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                     MAY 13, 1996
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                     DECEMBER 31,
                                                         1996
                                                   ----------------

INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $         1,173
Net Realized Loss on Investment and Foreign
  Currency Transactions Allocated from Portfolio            (3,996)
Net Change in Unrealized Appreciation of
  Investment and Foreign Currency Translations
  Allocated from Portfolio                                 135,280
                                                   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                           132,457
                                                   ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Realized Gain                                              (84)
                                                   ----------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold         1,969,525
Reinvestment of Dividends and Distributions                     59
Cost of Shares of Beneficial Interest Redeemed             (30,000)
                                                   ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                                1,939,584
                                                   ----------------
    Total Increase in Net Assets                         2,071,957

NET ASSETS
Beginning of Period                                             --
                                                   ----------------
End of Period (including undistributed net
  investment loss of $644)                         $     2,071,957
                                                   ----------------
                                                   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout the period is as follows:

                                                    FOR THE PERIOD
                                                     MAY 13, 1996
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                     DECEMBER 31,
                                                         1996
                                                   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $         10.00
                                                   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.01
Net Realized and Unrealized Gain on Investment
  and Foreign Currency                                        1.60
                                                   ----------------
Total from Investment Operations                              1.61
                                                   ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Realized Gain                                             0.00(b)

NET ASSET VALUE, END OF PERIOD                     $         11.61
                                                   ----------------
                                                   ----------------
Total Return                                                 16.10%+
                                                   ----------------
                                                   ----------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)           $         2,072
Ratios to Average Net Assets
  Expenses                                                    1.42%(a)
  Net Investment Income                                       0.29%(a)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                     1.08%(c)

------------------------
+  Not annualized.

(a) Annualized

(b) Less than .01

(c) After consideration of certain state limitations.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Pierpont European Equity Fund (the "Fund") is a separate series of The JPM Pierpont Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company. The Fund commenced investment operations on May 13, 1996. Prior to October 10, 1996, the Trust's and the Fund's names were The Pierpont Funds and The Pierpont European Equity Fund, respectively.

The Fund invests all of its investable assets in The European Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (less than 1% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    a)Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    b)The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

    c)Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid annually.

    d)The Fund has incurred $17,000 in organization expenses. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay the organization expenses of the Fund. The Fund has agreed to reimburse Morgan for these costs which are being deferred and will be amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Fund.

    e)The Fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

THE JPM PIERPONT EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

    f)Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

    g)The Fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement as of December 31, 1996, was to decrease accumulated net realized loss on investment and foreign currency transactions by $2,846, increase undistributed net investment loss by $1,817, and decrease paid-in capital by $1,029. The adjustments are primarily attributable to foreign currency losses. Net investment income, net realized loss and net assets were not affected by this change.

2. TRANSACTIONS WITH AFFILIATES

    a)The Trust had retained Signature Broker-Dealer Services, Inc. ("Signature") to serve as administrator and distributor. Under an Administration Agreement, Signature provided administrative services necessary for the operations of the Fund, furnished office space and facilities required for conducting the business of the Fund and paid the compensation of the Fund's officers affiliated with Signature. The agreement provided for a fee to be paid to Signature equal to the Fund's proportionate share of a complex-wide charge based on the following schedule: 0.03% on the first $7 billion of the aggregate average daily net assets of the Portfolio and the other portfolios (the "Master Portfolios") in which series of the Trust, The JPM Institutional Funds or The JPM Advisor Funds invest and 0.01% of the aggregate average daily net assets of the Master Portfolios in excess of $7 billion. The portion of this charge paid by the Fund was determined by the proportionate share its net assets bore to the total net assets of the Trust, The JPM Institutional Funds, The JPM Advisor Funds and the Master Portfolios. For the period from May 13, 1996 (commencement of operations) to July 31, 1996, Signature's fee amounted to $4. The Administration Agreement with Signature was terminated July 31, 1996.

      Effective August 1, 1996, certain administrative functions formerly provided by Signature are provided by Funds Distributor, Inc. ("FDI"), a registered broker-dealer, and by Morgan. FDI also serves as the Fund's distributor. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust, The JPM Institutional Funds, The JPM Advisor Funds, the Master Portfolios and JPM Series Trust. For the period from August 1, 1996 to December 31, 1996, the fee for these services amounted to $13.

      On November 15, 1996, The JPM Advisor Funds terminated operations and were liquidated. Subsequent to that date, the net assets of The JPM Advisor Funds are no longer included in the calculation of the allocation of FDI's fees.

    b)The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration

THE JPM PIERPONT EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------
      and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its proportionate share of an annual complex-wide charge. Until July 31, 1996, this charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following annual schedule: 0.06% on the first $7 billion of the Master Portfolios' aggregate average daily net assets and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion. The portion of this charge paid by the Fund was determined by the proportionate share its net assets bore to the net assets of the Trust, the Master Portfolios and other investors in the Master Portfolios for which Morgan provided similar services. For the period from May 13, 1996 (commencement of operations) to July 31, 1996, Morgan's fee for these services amounted to $7.

      After July 31, 1996, the Services Agreement was amended such that the annual complex-wide charge is calculated daily based on the aggregate net assets of the Master Portfolios and JPM Series Trust in accordance with the following schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge paid by the Fund is determined by the proportionate share its net assets bear to the net assets of the Trust, the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the period from August 1, 1996 to December 31, 1996, the fee for these services amounted to $118.

      In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 1.42% of the average daily net assets of the Fund through April 30, 1997. For the period from May 13, 1996 (commencement of operations) to December 31, 1996, Morgan has agreed to reimburse the Fund $83,928 for the expenses under this agreement.

    c)The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan. The Agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Fund. For the period from May 13, 1996 (commencement of operations) to December 31, 1996, the fee for these services amounted to $1,002.

      Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the Services Agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

    d)The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $12 for the period from May 13, 1996 (commencement of operations) to December 31, 1996.

THE JPM PIERPONT EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

    e)An aggregate annual fee of $65,000 is paid to each Trustee for serving as a Trustee of the Trust, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the Fund's allocated portion of the total fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $2.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                    FOR THE PERIOD
                                                     MAY 13, 1996
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                     DECEMBER 31,
                                                         1996
                                                   ----------------
Shares sold                                                181,068
Reinvestment of dividends and distributions                      5
Shares redeemed                                             (2,681)
                                                   ----------------
Net Increase                                               178,392
                                                   ----------------
                                                   ----------------

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and Portfolio.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The JPM Pierpont European Equity Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The JPM Pierpont European Equity Fund (one of the series constituting part of The JPM Pierpont Funds, hereafter referred to as the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period May 13, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
February 21, 1997

The European Equity Portfolio
Annual Report December 31, 1996

(The following pages should be read in conjunction with The JPM Pierpont European Equity Fund
Annual Financial Statements)

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
COMMON STOCK (90.1%)
AUSTRIA (0.0%)*
Boehler Uddeholm AG (Metals & Mining)............          4,100   $     293,140
                                                                   -------------
BELGIUM (2.9%)
Arbed SA (Metals & Mining).......................         12,790       1,389,145
Banque Bruxelles Lambert SA (Banking)............         14,660       3,106,039
Delhaize Le Lion (Retail)........................         17,000       1,008,830
Electrabel SA (Utilities)........................         22,900       5,414,188
Fortis AG (Insurance)............................         14,464       2,317,737
Generale De Banque SA (Banking)..................          2,590         927,490
PetroFina SA (Oil-Production)....................          8,390       2,667,726
Solvay SA (Chemicals)............................          4,890       2,990,388
                                                                   -------------
                                                                      19,821,543
                                                                   -------------
FINLAND (1.6%)
Metra OY (Industrial)............................         24,000       1,343,455
Nokia AB (Telecommunications-Equipment)..........         92,000       5,325,568
Rautaruukki OY (Metals & Mining).................        150,300       1,385,926
UPM-Kymmene Corporation (Forest Products &
  Paper)+........................................        145,700       3,050,557
                                                                   -------------
                                                                      11,105,506
                                                                   -------------
FRANCE (14.9%)
Alcatel Alsthom (Telecommunications-Equipment)...         35,028       2,808,310
AXA (Insurance)..................................         51,815       3,289,058
Bouygues (Construction & Housing)................         16,418       1,699,044
Canal Plus (Broadcasting & Publishing)...........          6,229       1,373,109
Carrefour Supermarche (Retail)...................          7,397       4,803,526
Castorama Dubois (Retail)........................          7,968       1,368,683
CEP Communications (Broadcasting & Publishing)...         13,400         944,672
Chargeurs International SA (Multi - Industry)+...          6,060         299,577
Christian Dior SA (Retail).......................         35,350       5,691,372
Compagnie Bancaire SA (Financial Services).......         23,300       2,751,860
Compagnie de Saint Gobain (Building Materials)...         20,681       2,919,911

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
FRANCE (CONTINUED)
Compagnie Generale des Eaux (Utilities)..........         44,939   $   5,558,229
Credit Commercial de France (Banking)............         29,100       1,343,403
Credit Local de France (Financial Services)......         32,000       2,782,214
Elf Aquitaine SA (Oil-Services)..................         94,000       8,539,803
Essilor International (Health Services)..........          8,205       2,485,772
Groupe Danone (Food, Beverages & Tobacco)........         40,338       5,609,895
GTM Entrepose SA (Construction & Housing)........          2,160          99,717
Havas Advertising SA (Business & Public
  Services)......................................         10,100       1,117,098
L'Air Liquide (Chemicals)........................         17,368       2,706,057
L'Oreal (Health & Personal Care).................          3,930       1,477,132
Lafarge SA (Building Materials)..................         17,743       1,062,449
Lagardere Groupe (Entertainment, Leisure &
  Media).........................................         49,850       1,365,454
Lyonnaise des Eaux SA (Utilities)................          7,650         710,593
Pathe SA (Entertainment, Leisure & Media)+.......          6,300       1,514,791
Peugeot SA (Automotive)..........................         21,705       2,438,230
Pinault-Printemps-Redoute SA (Retail)............          5,150       2,038,706
Promodes (Retail)................................         13,730       3,869,102
Rexel SA (Electrical Equipment)..................          4,690       1,420,874
Rhone-Poulenc (Chemicals)........................         74,975       2,551,211
Sanofi (Pharmaceuticals).........................         36,955       3,667,963
Schneider SA (Electronics).......................         23,000       1,061,354
SEITA (Food, Beverages & Tobacco)................         16,900         705,421
SGS - Thomson Microelectronics NV
  (Electronics)+.................................         16,900       1,193,040
Sidel SA (Machinery).............................         39,600       2,719,352
Societe Generale (Banking).......................         35,320       3,811,410
Sommer Allibert (Automotive Supplies)............         33,050         985,383
Synthelabo (Pharmaceuticals).....................         22,910       2,472,237
Total SA (Oil-Services)..........................         52,511       4,262,504
Union des Assurances Federales (Insurance).......         17,960       2,210,998

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
FRANCE (CONTINUED)
Usinor Sacilor (Metals & Mining).................        116,200   $   1,687,544
Valeo SA (Automotive)............................         20,800       1,280,311
                                                                   -------------
                                                                     102,697,369
                                                                   -------------
GERMANY (13.0%)
Allgemeine Handelsgesellschaft der Verbraucher AG
  (Retail)+......................................          5,576       1,602,851
Allianz AG Holding (Insurance)...................          2,016       3,662,817
BASF AG (Chemicals)..............................        227,700       8,758,664
Bayer AG (Chemicals).............................         89,980       3,666,674
Bayerische Hypotheken-und Wechsel Bank AG
  (Banking)......................................        130,800       3,950,882
Bilfinger & Berger Bau AG (Construction &
  Housing).......................................         70,700       2,591,997
Colonia Konzern (Insurance)......................         22,250       1,833,582
Daimler Benz AG (Automotive)+....................         49,400       3,397,813
Deutsche Pfandbrief & Hypothekenbank AG
  (Banking)......................................         52,200       2,353,068
Deutsche Telekom AG (Telecommunication
  Services)+.....................................        524,379      11,041,463
Douglas Holding AG (Retail)......................         63,100       2,477,145
Dresdner Bank AG (Banking).......................        259,280       7,755,978
Fag Kugelfischer Georg Schaefer AG (Aerospace)...         94,720       1,287,634
Fried, Krupp AG Hoesch Krupp (Machinery).........         25,520       4,123,316
Henkel KGAA (Chemicals)+.........................         35,779       1,713,370
MAN AG (Automotive)..............................          5,400       1,306,981
Munchener Rueckversicherungs-Gesellschaft
  (Insurance)....................................          3,027       7,552,233
RWE AG (Utilities)...............................         21,400         905,374
SAP AG (Computer Software).......................         17,750       2,412,954
Schering AG (Pharmaceuticals)....................         31,700       2,671,991
Siemens AG (Electrical Equipment)................        145,800       6,859,022
SKW Trostberg AG (Chemicals).....................         86,600       2,349,442
Thyssen AG (Metals & Mining).....................          7,000       1,240,016
VEBA AG (Utilities)..............................         79,750       4,605,612
                                                                   -------------
                                                                      90,120,879
                                                                   -------------
IRELAND (1.6%)
Allied Irish Banks PLC (Banking).................        227,300       1,523,446
Bank of Ireland PLC (Banking)....................        246,000       2,240,009
CRH PLC (Building Materials).....................        151,000       1,564,086
Greencore Group PLC (Food, Beverages &
  Tobacco).......................................        326,000       2,085,651
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
IRELAND (CONTINUED)
Irish Life PLC (Insurance).......................        319,000   $   1,476,659
Jefferson Smurfit Group PLC (Forest Products &
  Paper).........................................        645,000       1,959,551
                                                                   -------------
                                                                      10,849,402
                                                                   -------------
ITALY (5.1%)
Arnoldo Mondadori Editore SPA (Entertainment,
  Leisure & Media)...............................        199,000       1,616,343
Assicurazioni Generali SPA (Insurance)...........        182,600       3,452,647
Banca Fideuram SPA (Financial Services)..........        503,000       1,103,259
Banca Popolare di Bergamo (Banking)..............         86,000       1,414,008
ENI SPA (Oil-Services)...........................      1,525,000       7,808,040
Fiat SPA (Automotive)............................      2,002,000       3,502,348
Instituto Mobiliare Italiano SPA (Financial
  Services)......................................        149,000       1,273,923
Instituto Nazionale Delle Assicurazioni
  (Insurance)....................................      1,262,000       1,640,060
Mediolanum SPA (Insurance)+......................         61,000         576,100
Montedison SPA (Chemicals)+......................      2,729,000       1,855,828
Olivetti & C SPA (Telecommunications)+...........      2,832,000         996,462
Parmalat Finanziaria SPA (Food, Beverages &
  Tobacco).......................................      1,079,000       1,646,353
Stet Societa' Finanziaria Telefonica SPA
  (Telecommunication Services)...................        561,000       1,890,907
Telecom Italia Mobile SPA (Telecommunication
  Services)......................................      1,440,000       2,050,378
Telecom Italia SPA (Telecommunications)..........      1,593,000       4,127,866
                                                                   -------------
                                                                      34,954,522
                                                                   -------------
NETHERLANDS (6.0%)
ABN Amro Holdings NV (Banking)...................         32,220       2,093,686
Aegon NV (Insurance).............................         55,892       3,557,596
Dutch State Mines NV (Chemicals).................         18,250       1,797,845
ING Groep NV (Financial Services)................         65,350       2,349,934
Koninklijke Bijenkorf Beheer NV (Retail).........         17,100       1,230,793
Koninklijke Hoogovens NV (Metals & Mining).......         33,300       1,386,106
Koninklijke PTT Nederland NV
  (Telecommunications)...........................         70,600       2,689,737

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
NETHERLANDS (CONTINUED)
Moeara Enim Petroleum MIJ NV (Oil-Services)......            900   $   1,300,775
Moeara Enim Petroleum MIJ NV (New shares)
  (Oil-Services).................................            130       2,480,144
Philips Electronics NV (Electronics).............         67,770       2,742,554
PolyGram NV (Entertainment, Leisure & Media).....         18,400         936,096
Royal Dutch Petroleum Co. (Oil-Services).........         58,240      10,198,594
Unilever NV (Food, Beverages & Tobacco)..........         34,420       6,081,124
Wolters Kluwer NV (Broadcasting & Publishing)....         18,500       2,454,562
                                                                   -------------
                                                                      41,299,546
                                                                   -------------
NORWAY (1.8%)
Aker AS (Series B) (Construction & Housing)......         12,000         242,429
Kvaerner AS, Series B (Capital Goods)............         57,000       2,472,680
Norsk Hydro AS (Oil-Services)....................        110,000       5,943,264
Nycomed ASA, Series B (Medical Supplies)+........         71,800       1,101,955
Storebrand ASA (Insurance)+......................        480,000       2,781,354
                                                                   -------------
                                                                      12,541,682
                                                                   -------------
PORTUGAL (0.6%)
Banco Commercial Portugues SA (Banking)..........        153,500       2,021,948
Banco Espirito Santo e Comercial de Lisboa SA
  (Banking)+.....................................          7,260         127,570
Banco Totta & Acores - Registered B (Banking)....        113,400       2,135,791
Cimpor Cimentos de Portugal SA (Building
  Materials).....................................          5,820         125,135
                                                                   -------------
                                                                       4,410,444
                                                                   -------------
SPAIN (5.4%)
Asturiana de Zinc SA (Metals & Mining)+..........         84,200         831,805
Autopistas Concesionaria Espanola SA
  (Transportation)...............................        100,000       1,376,129
Banco Intercontinental Espanol (Financial
  Services)......................................         23,900       3,698,688
Banco Pastor (Banking)...........................         22,000       1,407,188
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
SPAIN (CONTINUED)
Banco Popular Espanol SA (Banking)...............         23,700   $   4,646,165
Cortefiel SA (Retail)............................         42,000       1,259,273
Cubiertas y Mzov SA (Construction & Housing).....          6,600         507,399
Ebro Agricolas Compania de Alimentacion SA (Food,
  Beverages & Tobacco)...........................          4,900          86,077
Empresa Nacional de Electricidad SA (Electric)...         45,300       3,217,927
Fuerzas Electric de Cataluna SA (Electric).......        107,441       1,057,270
Hidroelectrica del Cantabrico SA (Electric)......         38,600       1,470,405
Iberdrola SA (Electric)..........................        490,100       6,932,799
Inmobiliaria Metropolitana Vasco Central SA (Real
  Estate)........................................         13,200         484,566
Repsol SA (Gas Exploration)......................        164,700       6,305,638
Telefonica de Espana (Telecommunications)........        122,500       2,839,419
Telefonica de Espana SA (ADR)
  (Telecommunications)...........................         17,200       1,191,100
                                                                   -------------
                                                                      37,311,848
                                                                   -------------
SWEDEN (1.4%)
Astra AB (Series B) (Pharmaceuticals)............         43,000       2,071,902
Ericsson (LM) (Series B) (Telecommunications-
  Equipment).....................................         75,000       2,317,654
Garphyttan Industrier AB (Automotive Supplies)...         43,000         560,484
Skanska AB (Construction & Housing)..............         16,500         728,578
SKF AB (Series A) (Capital Goods)................         50,000       1,146,012
Stadshypotek AB (Banking)........................         45,000       1,232,421
Svenska Cellulosa AB (Series B) (Forest Products
  & Paper).......................................         40,000         811,362
Volvo AB (Series B) (Automotive).................         40,000         881,661
                                                                   -------------
                                                                       9,750,074
                                                                   -------------
SWITZERLAND (5.6%)
ABB AG (Machinery)...............................            530         657,210
Clariant AG (Chemicals)..........................          3,300       1,408,259
Compagnie Financiere Richemont AG (Food,
  Beverages & Tobacco)...........................            960       1,344,135

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
SWITZERLAND (CONTINUED)
CS Holding AG (Banking)..........................          5,700   $     583,702
Georg Fischer AG (Automotive Supplies)...........          1,110       1,149,084
Julius Baer Holdings AG (Banking)................          1,270       1,327,013
Liechtenstein Global Trust AG (Banking)..........          1,800         919,624
Nestle SA (Food, Beverages & Tobacco)............          3,820       4,088,218
Novartis AG (Pharmaceuticals)+...................         11,070      12,639,195
Roche Holding AG (Pharmaceuticals)...............            600       4,653,979
Schweizerische Rueckversicherungs-Gesellschaft
  (Insurance)....................................          2,328       2,477,588
Schweizerischer Bankverein (Banking).............         22,930       4,346,160
Societe Generale de Surveillance Holding SA
  (Commercial Services)..........................          2,800       1,226,166
TAG Heuer International SA (ADR) (Apparels &
  Textiles)+.....................................         26,000         419,250
Zurich Versicherungsgesellschaft (Insurance).....          4,500       1,246,721
                                                                   -------------
                                                                      38,486,304
                                                                   -------------
UNITED KINGDOM (30.2%)
Abbey National PLC (Banking).....................        546,900       7,150,353
Allied Colloids Group PLC (Chemicals)............        920,600       1,898,385
Allied Domecq PLC (Food, Beverages & Tobacco)....        400,000       3,135,102
Amersham International PLC (Biotechnology).......        127,700       2,513,130
Bass PLC (Food, Beverages & Tobacco).............        188,000       2,644,575
BAT Industries PLC (Food, Beverages & Tobacco)...        734,600       6,084,466
BOC Group PLC (Chemicals)........................        107,000       1,600,374
Britannic Assurance PLC (Insurance)..............        227,900       2,808,038
British Aerospace PLC (Aerospace)................        109,100       2,386,062
British Airways PLC (Airlines)...................        360,500       3,741,642
British Petroleum Company PLC (Oil-Services).....      1,206,190      14,449,073
British Telecommunications PLC
  (Telecommunications)...........................      1,005,500       6,796,814
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
UNITED KINGDOM (CONTINUED)
BTR PLC (Multi - Industry).......................        991,000   $   4,833,311
Cadbury Schweppes PLC (Food, Beverages &
  Tobacco).......................................        110,000         928,038
Compass Group PLC (Food, Beverages & Tobacco)....        235,500       2,498,669
Dalgety PLC (Food, Beverages & Tobacco)..........        246,800       1,533,126
EMI Group PLC (Entertainment, Leisure & Media)...        123,900       2,925,485
General Cable PLC (Broadcasting & Publishing)+...         78,700         262,625
General Electric Company PLC (Electrical
  Equipment).....................................        379,800       2,489,316
Glaxo Wellcome PLC (Pharmaceuticals).............        709,500      11,534,591
Glynwed International PLC (Metals & Mining)......        443,700       2,551,261
Guardian Royal Exchange PLC (Insurance)..........        727,000       3,464,861
Guinness PLC (Food, Beverages & Tobacco).........        408,000       3,204,786
Hillsdown Holdings PLC (Food, Beverages &
  Tobacco).......................................        975,000       3,337,035
HSBC Holdings PLC (Banking)......................        537,075      11,994,210
Hyder PLC (Water)................................        197,116       2,516,442
Inchcape PLC (Commercial Services)...............         87,000         403,473
Kingfisher PLC (Retail)..........................        373,600       4,027,853
Ladbroke Group PLC (Entertainment, Leisure &
  Media).........................................        684,800       2,718,804
Lloyds TSB Group PLC (Banking)...................        932,560       6,878,287
Lucas Varity PLC (Automotive Supplies)+..........        720,000       2,747,664
Marks & Spencer PLC (Retail).....................        241,900       2,036,701
MEPC PLC (Real Estate)...........................        443,100       3,290,923
National Grid Group PLC (Electric)...............        590,500       1,970,519
National Power PLC (Electric)....................        285,000       2,380,076
Pilkington PLC (Building Materials)..............        808,400       2,185,796
Prudential Corporation PLC (Insurance)...........        340,000       2,862,663
Racal Electronic PLC (Telecommunications-
  Equipment).....................................        644,800       2,824,823
Rank Group PLC (Entertainment, Leisure &
  Media).........................................        470,000       3,522,883

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
UNITED KINGDOM (CONTINUED)
Reuters Holdings (Broadcasting & Publishing).....        313,000   $   4,019,955
RMC Group PLC (Building Materials)...............        115,000       1,967,995
Rolls-Royce PLC (Aerospace)......................        498,000       2,190,225
Royal Bank of Scotland Group (Banking)...........        288,700       2,776,574
RTZ Corp. PLC (Metals & Mining)..................        202,465       3,249,967
Sainsbury (J.) PLC (Retail)......................        832,841       5,515,683
Scottish Hydro-Electric PLC (Utilities)..........        514,000       2,876,319
Scottish Power PLC (Electric)....................        601,200       3,611,206
Sears PLC (Retail)...............................      2,253,000       3,624,226
SmithKline Beecham PLC (Pharmaceuticals).........        444,750       6,149,694
Standard Chartered PLC (Banking).................        177,650       2,179,770
Tarmac PLC (Construction & Housing)..............      1,245,100       2,098,779
Tesco PLC (Retail)...............................        593,000       3,592,396
Tomkins PLC (Multi - Industry)...................        660,000       3,049,537
Unilever PLC (Food, Beverages & Tobacco).........         74,000       1,791,902
United News & Media PLC (Broadcasting &
  Publishing)....................................        182,600       2,178,009
Vickers PLC (Capital Goods)......................        488,000       2,121,191
Vodafone Group PLC (Telecommunications)..........      1,026,500       4,338,925
Zeneca Group PLC (Pharmaceuticals)...............        132,000       3,715,917
                                                                   -------------
                                                                     208,180,505
                                                                   -------------
TOTAL COMMON STOCK (COST $512,066,624)...........                    621,822,764
                                                                   -------------
PREFERRED STOCK (1.4%)
GERMANY (1.4%)
GEA AG (Machinery)...............................          4,300       1,351,851
Jungheinrich AG (Machinery)......................         11,350       1,281,480
RWE AG (Utilities)...............................        121,370       4,095,258
Volkswagen AG (Automotive).......................          9,800       3,144,554
                                                                   -------------
TOTAL PREFERRED STOCK (COST $9,580,181)..........                      9,873,143
                                                                   -------------
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------

RIGHTS (0.0%)*
UNITED KINGDOM (0.0%)*
Allied Colloids Group PLC (Chemicals) (cost
  $0)+...........................................        247,314   $      10,581
                                                                   -------------

WARRANTS (0.9%)
GERMANY (0.9%)
Allianz AG Holding, Expiring 2/23/98
  (Insurance)+...................................         14,670         767,241
Veba International Finance, Expiring 4/6/98
  (Utilities)+...................................          7,640       2,444,032
Volkswagen AG, Expiring 10/27/98 (Automotive)+...         19,490       2,908,750
                                                                   -------------
                                                                       6,120,023
                                                                   -------------
SWITZERLAND (0.0%)*
Schweizerischer Bankverein, Expiring 6/30/00
  (Banking)+.....................................          2,300           6,338
                                                                   -------------
TOTAL WARRANTS (COST $4,525,820).................                      6,126,361
                                                                   -------------
                                                     PRINCIPAL
                                                      AMOUNT
                                                   -------------
CONVERTIBLE BONDS (0.3%)
                                                        (IN DEM)
                                                   -------------
GERMANY (0.0%)*
Commerzbank AG, 8.00% due 06/01/07 (Banking).....          3,000           2,390
                                                                   -------------
                                                        (IN ITL)
                                                   -------------

ITALY (0.1%)
Republic of Italy, 6.50% due 06/28/01 (Government
  Obligations)...................................    810,000,000         538,047
                                                                   -------------
                                                        (IN CHF)
                                                   -------------

SWITZERLAND (0.2%)
Sandoz Capital BVI. Ltd., 1.25% due 10/23/02
  (Financial Services)...........................      1,570,000       1,739,284
                                                                   -------------
TOTAL CONVERTIBLE BONDS (COST $1,897,498)........                      2,279,721
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                     PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT           VALUE
-------------------------------------------------  -------------   -------------
SHORT-TERM INVESTMENTS (3.4%)
TIME DEPOSITS--FOREIGN (3.4%)
State Street Bank Cayman Islands, 4.88% due
  01/02/97 (cost $23,206,000)....................  $  23,206,000   $  23,206,000
                                                                   -------------
TOTAL INVESTMENTS (COST $551,276,123) (96.1%)...................
                                                                     663,318,570
OTHER ASSETS IN EXCESS OF LIABILITIES (3.9%)....................
                                                                      26,750,578
                                                                   -------------
NET ASSETS (100.0%).............................................   $ 690,069,148
                                                                   -------------
                                                                   -------------

------------------------------
Note: Based on the cost of investments of $552,447,681 for Federal Income Tax purposes at December 31, 1996 the aggregate gross unrealized appreciation and depreciation was $118,717,202 and $7,846,313 respectively, resulting in net unrealized appreciation of $110,870,889.

+ Non-income producing securities.

* Less than 0.1%

ADR - American Depositary Receipt

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION

                                                                                                       PERCENT OF
                                                                                                         TOTAL
                                                                                                      INVESTMENTS
                                                                                                      ------------
Banking.............................................................................................       15.60%
Oil-Services........................................................................................        8.29%
Pharmaceuticals.....................................................................................        7.47%
Insurance...........................................................................................        7.23%
Food, Beverages & Tobacco...........................................................................        7.06%
Retail..............................................................................................        6.66%
Chemicals...........................................................................................        5.02%
Utilities...........................................................................................        4.01%
Telecommunications..................................................................................        3.46%
Electric............................................................................................        3.11%
Automotive..........................................................................................        2.84%
Financial Services..................................................................................        2.37%
Telecommunication Services..........................................................................        2.26%
Entertainment, Leisure & Media......................................................................        2.20%
Metals & Mining.....................................................................................        2.11%
Telecommunications-Equipment........................................................................        2.00%
Broadcasting & Publishing...........................................................................        1.69%
Electrical Equipment................................................................................        1.62%
Machinery...........................................................................................        1.53%
Building Materials..................................................................................        1.48%
Multi - Industry....................................................................................        1.23%
Construction & Housing..............................................................................        1.20%
Gas Exploration.....................................................................................        0.95%
Aerospace...........................................................................................        0.89%
Forest Products & Paper.............................................................................        0.88%
Capital Goods.......................................................................................        0.87%
Automotive Supplies.................................................................................        0.82%
Electronics.........................................................................................        0.75%
Airlines............................................................................................        0.57%
Real Estate.........................................................................................        0.57%
Oil-Production......................................................................................        0.40%
Biotechnology.......................................................................................        0.38%
Water...............................................................................................        0.38%
Computer Software...................................................................................        0.37%
Health Services.....................................................................................        0.37%
Commercial Services.................................................................................        0.25%
Health & Personal Care..............................................................................        0.22%
Transportation......................................................................................        0.21%
Industrial..........................................................................................        0.20%
Business & Public Services..........................................................................        0.17%
Hospital Supplies...................................................................................        0.17%
Government Obligations..............................................................................        0.08%
Apparels & Textiles.................................................................................        0.06%
                                                                                                      ------------
                                                                                                          100.00%
                                                                                                      ------------
                                                                                                      ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $551,276,123 )          $663,318,570
Foreign Currency at Value (Cost $926,936)               959,737
Cash                                                        452
Receivable for Investments Sold                      26,633,133
Dividends and Interest Receivable                     1,205,944
Deferred Organization Expenses                           21,624
Prepaid Trustees' Fees                                    2,327
Prepaid Expenses and Other Assets                           704
                                                   ------------
    Total Assets                                    692,142,491
                                                   ------------

LIABILITIES
Payable for Investments Purchased                     1,327,041
Unrealized Depreciation of Open Spot Foreign
  Currency Contracts                                    198,102
Advisory Fee Payable                                    366,965
Custody Fee Payable                                     108,708
Administrative Services Fee Payable                      17,905
Administration Fee Payable                                1,796
Fund Services Fee Payable                                   921
Accrued Expenses and Accounts Payable                    51,905
                                                   ------------
    Total Liabilities                                 2,073,343
                                                   ------------

NET ASSETS
Applicable to Investors' Beneficial Interests      $690,069,148
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $3,886,268 )                                                $ 13,443,707
Interest Income                                                       893,326
                                                                 ------------
    Investment Income                                              14,337,033

EXPENSES
Advisory Fee                                       $ 3,735,998
Custodian Fees and Expenses                            795,960
Administrative Services Fee                            161,993
Professional Fees and Expenses                          57,414
Administration Fee                                      45,735
Fund Services Fee                                       25,144
Trustees' Fees and Expenses                             10,222
Printing Expenses                                        7,045
Amortization of Organization Expense                     6,694
Insurance Expense                                        4,485
Registration Fees                                          610
Miscellaneous                                              601
                                                   -----------
    Total Expenses                                                  4,851,901
                                                                 ------------
NET INVESTMENT INCOME                                               9,485,132

NET REALIZED GAIN ON
  Investment Transactions (including $1,724,477
    net realized gain from futures contracts)       27,745,242
  Foreign Currency Transactions                        467,117
                                                   -----------
    Net Realized Gain                                              28,212,359

NET CHANGE IN UNREALIZED APPRECIATION OF
  Investments                                       75,144,818
  Foreign Currency Contracts and Translations           16,246
                                                   -----------
    Net Change in Unrealized Appreciation                          75,161,064
                                                                 ------------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $112,858,555
                                                                 ------------
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD
                                                                        MARCH 28, 1995
                                                                       (COMMENCEMENT OF
                                                    FOR THE FISCAL      OPERATIONS) TO
                                                      YEAR ENDED         DECEMBER 31,
                                                   DECEMBER 31, 1996         1995
                                                   -----------------   ----------------

INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $      9,485,132    $     4,300,747
Net Realized Gain on Investments and Foreign
  Currency Transactions                                  28,212,359          6,759,498
Net Change in Unrealized Appreciation of
  Investments and Foreign Currency Contracts and
  Translations                                           75,161,064         36,897,712
                                                   -----------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                        112,858,555         47,957,957
                                                   -----------------   ----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                           276,685,442        432,918,641
Withdrawals                                            (131,367,814)       (48,983,833)
                                                   -----------------   ----------------
    Net Increase from Investors' Transactions           145,317,628        383,934,808
                                                   -----------------   ----------------
    Total Increase in Net Assets                        258,176,183        431,892,765

NET ASSETS
Beginning of Period                                     431,892,965                200
                                                   -----------------   ----------------
End of Period                                      $    690,069,148    $   431,892,965
                                                   -----------------   ----------------
                                                   -----------------   ----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD
                                                                        MARCH 28, 1995
                                                                       (COMMENCEMENT OF
                                                    FOR THE FISCAL      OPERATIONS) TO
                                                      YEAR ENDED         DECEMBER 31,
                                                   DECEMBER 31, 1996         1995
                                                   -----------------   ----------------

RATIOS TO AVERAGE NET ASSETS
  Expenses                                                     0.84%              0.90%(a)
  Net Investment Income                                        1.65%              1.67%(a)
Portfolio Turnover                                               57%                36%(b)
Average Broker Commissions                         $         0.0230                 --

------------------------
(a) Annualized.

(b) Not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The European Equity Portfolio (the "Portfolio") is one of five subtrusts (portfolios) comprising The Series Portfolio (the "Series Portfolio"). The Series Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The Portfolio's investment objective is to achieve a high total return from a portfolio of equity securities of European companies. The Portfolio commenced operations on March 28, 1995. The Series Portfolio's Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

Investments in European markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in European countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    a)The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the readily available closing bid price on such exchange, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; operating data; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

    b)The books and records of the Portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expense are translated at the

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------
      exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations.

      Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

    c)Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or at the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

    d)The Portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Portfolio's Trustees, and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of forward and spot foreign currency contract translations. At December 31, 1996, the Portfolio had no open forward foreign currency contracts.

    e)Futures - A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Portfolio invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

    f)The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------
      is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

    g)The Portfolio has incurred $33,000 in organization expenses. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay the organization expenses of the Portfolio. The Portfolio has agreed to reimburse Morgan for these costs which are being deferred and will be amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Portfolio.

    h)Expenses incurred by the Series Portfolio with respect to any two or more portfolios in the Series Portfolio are allocated in proportion to the net assets of each portfolio in the Series Portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

2. TRANSACTIONS WITH AFFILIATES

    a)The Portfolio has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the Portfolio pays Morgan at an annual rate of 0.65% of the Portfolio's average daily net assets. For the fiscal year ended December 31, 1996 such fees amounted to $3,735,998.

    b)The Portfolio had retained Signature Broker-Dealer Services, Inc. ("Signature") to serve as administrator and exclusive placement agent. Under an Administration Agreement, Signature provided administrative services necessary for the operations of the Portfolio, furnished office space and facilities required for conducting the business of the Portfolio and paid the compensation of the Portfolio's officers affiliated with Signature. The agreement provided for a fee to be paid to Signature equal to the Portfolio's proportionate share of a complex-wide fee based on the following annual schedule: 0.03% on the first $7 billion of the aggregate average daily net assets of the Portfolio and the other portfolios (the "Master Portfolios") in which The JPM Pierpont Funds, The JPM Institutional Funds or The JPM Advisor Funds invest and 0.01% on the aggregate average daily net assets of the Master Portfolios in excess of $7 billion. The portion of this charge paid by the Portfolio was determined by the proportionate share its net assets bore to the total net assets of The JPM Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds and the Master Portfolios. For the period from January 1, 1996 to July 31, 1996, such fees amounted to $38,675. The Administration Agreement with Signature was terminated July 31, 1996.

      Effective August 1, 1996, certain administrative functions formerly provided by Signature are provided by Funds Distributor, Inc. ("FDI"), a registered broker-dealer, and by Morgan. FDI also serves as the Portfolio's exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, the Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of The JPM Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds, the Master Portfolios and JPM Series Trust. For the period from August 1, 1996 to December 31, 1996, the fee for these services amounted to $7,060.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

      On November 15, 1996, The JPM Advisor Funds terminated operations and were liquidated. Subsequent to that date, the net assets of The JPM Advisor Funds are no longer included in the calculation of the allocation of FDI's fees.

    c)The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio had agreed to pay Morgan a fee equal to its proportionate share of an annual complex-wide charge. Until July 31, 1996, this charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following annual schedule: 0.06% on the first $7 billion of the Master Portfolios' aggregate average daily net assets and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion. The portion of this charge paid by the Portfolio was determined by the proportionate share that the Portfolio's net assets bore to the net assets of the Master Portfolios and investors in the Master Portfolios for which Morgan provided similar services. For the period from January 1, 1996 through July 31, 1996, the fee for these services amounted to $76,517.

      After July 31, 1996, the Services Agreement was amended such that the annual complex-wide charge is calculated daily based on the aggregate average daily net assets of the Master Portfolios and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge paid by the Portfolio is determined by the proportionate share its net assets bear to the net assets of the Master Portfolios, investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the period from August 1, 1996 to December 31, 1996, the fee for these services amounted to $85,476.

    d)The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $25,144 for the fiscal year ended December 31, 1996.

    e)An aggregate annual fee of $65,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the Portfolio's allocated portion of the total fees and expenses. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $3,223.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended December 31, 1996 were as follows:

    COST OF         PROCEEDS
   PURCHASES       FROM SALES
---------------  ---------------
 $439,251,959    $   313,217,557

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The European Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The European Equity Portfolio (one of the portfolios comprising part of the Series Portfolio, hereafter referred to as the "Portfolio") at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for the year then ended and for the period March 28, 1995 (commencement of operations) to December 31, 1995, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
February 21, 1997

JPM PIERPONT MONEY MARKET FUND

JPM PIERPONT TAX EXEMPT MONEY MARKET FUND

JPM PIERPONT FEDERAL MONEY MARKET FUND

JPM PIERPONT SHORT TERM BOND FUND

JPM PIERPONT BOND FUND

JPM PIERPONT TAX EXEMPT BOND FUND

JPM PIERPONT NEW YORK TOTAL RETURN BOND FUND

JPM PIERPONT DIVERSIFIED FUND

JPM PIERPONT EQUITY FUND

JPM PIERPONT SHARES: TAX AWARE EQUITY FUND

JPM PIERPONT SHARES: TAX AWARE DISCIPLINED EQUITY FUND

JPM PIERPONT CAPITAL APPRECIATION FUND

JPM PIERPONT INTERNATIONAL EQUITY FUND

JPM PIERPONT EMERGING MARKETS EQUITY FUND

JPM PIERPONT EUROPEAN EQUITY FUND

JPM PIERPONT JAPAN EQUITY FUND

JPM PIERPONT ASIA GROWTH FUND

THE
JPM PIERPONT
EUROPEAN
EQUITY FUND


FOR MORE INFORMATION ON THE JPM PIERPONT FAMILY OF FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800)521-5411.

ANNUAL REPORT
DECEMBER 31, 1996